Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18, UNITED

STATES CODE, SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cortland Bancorp (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Gasior, the President and Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James M. Gasior
Print name: James M. Gasior
Title: President and
Chief Executive Officer
Date: November 9, 2017

In connection with the Quarterly Report of Cortland Bancorp (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David J. Lucido, the Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Lucido
Print name: David J. Lucido
Title: Senior Vice President and Chief
Financial Officer
Date: November 9, 2017

*This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to and is being retained by Cortland Bancorp and will be forwarded to the Securities and Exchange Commission or its staff upon request.